Defiance Space and Connective Tech ETF (formerly, Defiance Connective Technologies ETF) Trading Symbol: UFOX (formerly, SIXG)	Summary Prospectus June 29, 2026
Listed on Nasdaq Stock Market, LLC	www.defianceetfs.com

Before you invest, you may want to review the Fund’s Prospectus and Statement of Additional Information (“SAI”), which contain more information about the Fund and its risks. The current Prospectus and SAI, each dated April 30, 2026, as supplemented from time to time, are incorporated by reference into this Summary Prospectus. You can find the Fund’s Prospectus, reports to shareholder, and other information about the Fund online at www.defianceetfs.com. You can also get this information at no cost by calling 1-800-617-0004 or by sending an e-mail request to ETF@usbank.com.
Investment Objective
The Defiance Space and Connective Tech ETF (the “Fund” or the “Space and Connective Tech ETF”) seeks to track the total return performance, before fees and expenses, of the BlueStar® Space and Connective Technologies Index (the “Index”).
Fees and Expenses of the Fund
The following table describes the fees and expenses you may pay if you buy, hold, and sell shares of the Fund (“Shares”). You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the table and Example below.

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

Management Fees	0.30%
Distribution and/or Service (12b-1) Fees	0.00%
Other Expenses	0.00%
Total Annual Fund Operating Expenses	0.30%
Expense Example
This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then continue to hold or redeem all of your Shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

1 Year	3 Years	5 Years	10 Years
$31	$97	$169	$381
Portfolio Turnover
The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the Example, affect the Fund’s performance. For the fiscal year ended December 31, 2025 , the Fund’s portfolio turnover rate was 27% of the average value of its portfolio.
Principal Investment Strategies
The Fund uses a “passive management” (or indexing) approach to track the total return performance, before fees and expenses, of the Index.
BlueStar® Space and Connective Technologies Index
The Index is a thematic index that tracks the performance of Connective Technology Companies and Space Companies, each defined below, as determined by MarketVector Indexes Gmb (“MarketVector” or the “Index Provider”).
Connective Technology Companies are comprised of U.S.-listed companies that offer hardware, software, or services related to the rollout of 5G or 6G networks or other connective technologies. Connective Technology Companies include companies whose business activity, products, or services meet the technical standards for, are used in the development of, or are otherwise instrumental in the rollout of 5G or 6G networks and other connective technologies, and derive at least 50% of their revenue from the following technologies:

•core carrier grade networking equipment including cellular antennas, routers, related semi-conductor devices,
•mobile network operators (“MNOs”),
•enhanced mobile broadband chips and smart phone manufacturers,
•new radio technology, wireless network test and optimization equipment, cloud computing equipment,
•software defined networking or network functions virtualization, including network and cloud analytics and monitoring platforms, and/or
•cell tower or data center real estate investment trusts (“REITs”) and operators.
Space Companies are U.S.-listed companies companies whose business activity, products, or services meet the technical standards for, are used in the development of, or are otherwise instrumental in the space and satellite communications industry, and derive at least 50% of their revenue from the following technologies:
•space exploration (including design of commercial spacecrafts, space tourism, scientific research, or delivery of equipment or cargo to space),
•rockets and propulsion systems (including products and services directly related to space vehicle systems or equipment, space payload, other materials and equipment used to build spacecrafts or other vehicles used in space),
•satellite equipment and communication solutions (including systems or software for satellite-based communication), and/or
•other satellite equipment (including satellite equipment, systems or software for areas such as research, earth observation, space imaging or global positioning systems).
Securities included in the Index must be listed on a U.S. exchange. With respect to securities that are not already Index constituents, to be eligible for inclusion in the Index, such securities must have: (i) a free-float of at least 10%, (ii) full market capitalization exceeding $150 million, (iii) a three-month average daily trading volume of at least $1 million at the current quarter and at the previous two quarters, and (iv) at least 250,000 shares traded per month over the last six months at the current quarter and at the previous two quarters. With respect to securities that are already Index constituents, to remain eligible for inclusion in the Index, such securities must have: (i) a free float of at least 5% (2% for companies with a full market capitalization exceeding $50 billion and related to the Space Companies tier), (ii) a full market capitalization exceeding $75 million, and (iii) a three-month average daily trading volume of at least $200,000 for at least two of the latest three quarters, among other trading volume criteria. The Index will primarily consist of common stocks and securities with similar characteristics, including initial public offerings (“IPOs”), and will exclude limited partnerships. Only the three largest investable REITs and the three largest investable MNOs are included in the Index’s eligible universe.
At the time of each semi-annual Index rebalance and reconstitution, each of the Connective Technology Companies and Space Companies in the eligible universe is ranked by its free-float market capitalization. The Index targets at least 50 constituents, with at least 40 constituents from Connective Technology Companies and 10 from Space Companies.
Connective Technology Companies. The 40 largest members of the eligible universe based on float-adjusted market capitalization are selected for inclusion in the Index. In addition, any existing Index constituents ranked between 41 and 60 will remain in the Index.
Space Companies. The 10 largest members of the eligible universe based on float-adjusted market capitalization are selected for inclusion in the Index. In addition, any existing Index constituents ranked between 11 and 20 will remain in the Index.
The Index will be weighted according to a tiered, modified float-adjusted market cap weighting strategy. The maximum weight for any single Index constituent is the lesser of (i) 5% (1.5% for REITs and MNOs), or (ii) the security’s three-month average daily trading volume in U.S. dollars divided by $200 million. The Index is separated into two tiers and weighted as follows: Connective Technology Companies (80%) and Space Companies (20%). At the Index rebalance, if a security’s weight exceeds the maximum weight, its weight will be reduced to the maximum weight and the excess weight will be redistributed among all other uncapped Index constituents equally. This process is repeated until no security has a weight exceeding the respective maximum weight. To reduce turnover, existing Index constituents will not be removed from the Index solely for not meeting the minimum market capitalization or liquidity criteria unless they do not meet such requirements for two consecutive reconstitutions.
The Index is rebalanced and reconstituted semi-annually in March and September. IPOs that meet the Index’s eligibility requirements may be added on a “fast-track addition” basis in between reconstitution dates.
The Index was established in 2018 and is owned by the Index Provider. The Fund’s Index Provider is not affiliated with the Fund’s adviser, sub-adviser, administrator, or distributor.

The Fund’s Investment Strategy
Under normal circumstances, at least 80% of the Fund’s net assets (plus borrowings for investment purposes) will be invested in Connective Technology Companies and Space Companies, as defined above.
The Fund will generally use a “replication” strategy to achieve its investment objective, meaning the Fund will generally invest in all of the component securities of the Index in the same approximate proportions as in the Index. However, the Fund may use a “representative sampling” strategy, meaning it may invest in a sample of the securities in the Index whose risk, return, and other characteristics closely resemble the risk, return, and other characteristics of the Index as a whole, when the Fund’s sub-adviser believes it is in the best interests of the Fund (e.g., when replicating the Index involves practical difficulties or substantial costs, an Index constituent becomes temporarily illiquid, unavailable, or less liquid, or as a result of legal restrictions or limitations that apply to the Fund but not to the Index).
The Fund generally may invest in securities or other investments not included in the Index, but which the Fund’s sub-adviser believes will help the Fund track the Index. For example, the Fund may invest in securities that are not constituents of the Index to reflect various corporate actions and other changes to the Index (such as reconstitutions, additions, and deletions).
As of June 29, 2026, the Index, and consequently the Fund, had significant exposure to companies in the information technology and communication services sectors.
To the extent the Index concentrates (i.e., holds more than 25% of its total assets) in the securities of a particular industry or group of related industries, the Fund will concentrate its investments to approximately the same extent as the Index. As of June 29, 2026, the Index, and consequently the Fund, was concentrated in the communication equipment industry, satellite communications and space industry, and semiconductors industry.
Principal Investment Risks
The principal risks of investing in the Fund are summarized below. The principal risks are presented generally in alphabetical order to facilitate finding particular risks and comparing them with other funds. Each risk summarized below is considered a “principal risk” of investing in the Fund, regardless of the order in which it appears. As with any investment, there is a risk that you could lose all or a portion of your investment in the Fund. Some or all of these risks may adversely affect the Fund’s net asset value per share (“NAV”), trading price, yield, total return and/or ability to meet its objectives. For more information about the risks of investing in the Fund, see the section in the Fund’s Prospectus titled “Additional Information About the Funds.”
•Capital Controls and Sanctions Risk. Economic conditions, such as volatile currency exchange rates and interest rates, political events, military action and other conditions may, without prior warning, lead to foreign government intervention (including intervention by the U.S. government with respect to foreign governments, economic sectors, foreign companies and related securities and interests) and the imposition of capital controls and/or sanctions, which may also include retaliatory actions of one government against another government, such as seizure of assets. Capital controls and/or sanctions include the prohibition of, or restrictions on, the ability to transfer currency, securities or other assets. Capital controls and/or sanctions may also impact the ability of the Fund to buy, sell or otherwise transfer securities or currency, negatively impact the value and/or liquidity of such instruments, adversely affect the trading market and price for Shares, and cause the Fund to decline in value.
•Concentration Risk. The Fund’s investments will be concentrated in a particular industry or group of related industries to the extent that the Index is so concentrated. In such event, the value of the Shares may rise and fall more than the value of shares of a fund that invests in securities of companies in a broader range of industries.
◦Communications Equipment Industry Risk. Failure to obtain, or delays in obtaining, financing or regulatory approval, intense competition, product compatibility, consumer preferences, corporate capital expenditures, and rapid obsolescence can significantly affect the communications equipment industry. Communications services companies are subject to extensive government regulation. The costs of complying with governmental regulations, delays or failure to receive required regulatory approvals, or the enactment of new adverse regulatory requirements may adversely affect the business of such companies. These companies can also be significantly affected by competition with alternative technologies, product compatibility, consumer preferences, rapid product obsolescence, and research and development of new products. Technological innovations may make the products and services of such companies obsolete.
◦Satellite Communications and Space Industry Risk. Companies engaged in satellite communications and/or the space industry may be significantly impacted by rapid and significant technological advancements in the satellite communications and space industry that result in the obsolescence of a company’s products and/or services. Satellite companies are subject to competition from other satellite companies as well as terrestrial industries. Companies in the space industry may face significant competition from new entrants, including both governments and the private sector, and are thus subject to increased risk relative to companies operating in more established industries. Increased competition may result in the need for significant capital expenditures by these companies. These companies rely, to a large extent, on U.S. Government and non-U.S. government demand for their products and services and may be significantly affected by changes in government regulations and spending. Changes to an administration’s priorities with respect to space exploration and scientific discovery may result in budgetary cuts, government staff reductions, and/or program closures, which in turn may impact the profitability of these companies. Satellite companies are also subject to regulatory risks relating to the allocation of orbital positions and spectrum under the International Telecommunication Union as well as other regulatory bodies in foreign countries. These companies also rely upon obtaining government authorization to license and/or operate ground facilities used to operate their satellites and/or relay data. If a company fails to obtain or maintain regulatory authorizations with respect to orbital positions, spectrum, or associated ground facilities, the company may not be able to operate its existing satellites or expand its operations. Satellite companies are also subject to manufacturing delays, launch delays or failures, and operational and environmental risks (e.g., signal interference or space debris) that could limit their ability to utilize satellites needed to deliver services to customers. Such companies may also be subject to additional risks if they do not carry commercial launch or in-orbit insurance covering the full value of their satellites. In addition, these companies are heavily dependent upon patent and intellectual property rights. A company’s success in obtaining or protecting a patent related to satellite communication technologies, including the associated costs, are critical factors that may affect a company’s profitability.
◦Semiconductors Industry Risk. Competitive pressures, intense competition, aggressive pricing, technological developments, changing demand, research and development costs, availability and price of components and product obsolescence can significantly affect companies operating in the semiconductors industry. Reduced demand for end-user products, under-utilization of manufacturing capacity, and other factors could adversely impact the operating results of companies in the semiconductors industry. Semiconductor companies typically face high capital costs and may be heavily dependent on intellectual property rights. The semiconductors industry is highly cyclical, which may cause the operating results of many semiconductor companies to vary significantly. The stock prices of companies in the semiconductors industry have been and likely will continue to be extremely volatile.
•Connective Technology Investment Risk. Companies engaged in 5G, 6G, and other connective technologies may be significantly impacted by rapid technological advancements, product obsolescence, intense competition, consumer demand, and government regulation. Such companies are also heavily dependent upon patent and intellectual property rights. A company’s success in obtaining or protecting a patent related to connective technologies, including the associated costs, are critical factors that may affect a company’s profitability. In addition, cybersecurity attacks or disruptions in service caused by hardware or software failure, or by interruptions or delays in service by third-party data center hosting facilities and maintenance providers, could have a significant impact on the viability and/or profitability of such companies.
•Depositary Receipt Risk. Depositary Receipts involve risks similar to those associated with investments in foreign securities, such as changes in political or economic conditions of other countries and changes in the exchange rates of foreign currencies. Depositary Receipts listed on U.S. exchanges are issued by banks or trust companies and entitle the holder to all dividends and capital gains that are paid out on the underlying foreign shares (“Underlying Shares”). When the Fund invests in Depositary Receipts as a substitute for an investment directly in the Underlying Shares, the Fund is exposed to the risk that the Depositary Receipts may not provide a return that corresponds precisely with that of the Underlying Shares.
•Emerging Technologies Investment Risk. The Fund invests primarily to gain exposure to emerging technologies, such as 5G, 6G, and other connective technologies, in accordance with the Index. Companies across a wide variety of industries, primarily in the technology sector, are exploring the possible applications of these technologies. The extent of such technologies’ versatility has not yet been fully explored. Consequently, the Fund’s holdings may include equity securities of operating companies that have exposure to a wide variety of industries, and the economic fortunes of certain companies held by the Fund may be significantly tied to such industries. Currently, there are few public companies for which these emerging technologies represent an attributable and significant revenue or profit stream, and such technologies may not ultimately have a material effect on the economic returns of companies in which the Fund invests.
•Equity Market Risk. The equity securities held in the Fund’s portfolio may experience sudden, unpredictable drops in value or long periods of decline in value. This may occur because of factors that affect securities markets generally or factors affecting specific issuers, industries, or sectors in which the Fund invests. Common stocks are generally exposed to greater risk than other types of securities, such as preferred stock and debt obligations, because common stockholders generally have inferior rights to receive payment from issuers. In addition, local, regional or global events such as war, including Russia’s invasion of Ukraine, acts of terrorism, market volatility related to global trade policy, spread of infectious diseases or other public health issues (such as the global pandemic caused by the COVID-19 virus), recessions, rising inflation, or other events could have a significant negative impact on the Fund and its investments. Such events may affect certain geographic regions, countries, sectors and industries more significantly than others. Such events could adversely affect the prices and liquidity of the Fund’s portfolio securities or other instruments and could result in disruptions in the trading markets.
•ETF Risks. The Fund is an ETF, and, as a result of an ETF’s structure, it is exposed to the following risks:
◦Authorized Participants, Market Makers, and Liquidity Providers Concentration Risk. The Fund has a limited number of financial institutions that may act as Authorized Participants (“APs”). In addition, there may be a limited number of market makers and/or liquidity providers in the marketplace. To the extent either of the following events occur, Shares may trade at a material discount to NAV and possibly face delisting: (i) APs exit the business or otherwise become unable to process creation and/or redemption orders and no other APs step forward to perform these services, or (ii) market makers and/or liquidity providers exit the business or significantly reduce their business activities and no other entities step forward to perform their functions.
◦Costs of Buying or Selling Shares. Due to the costs of buying or selling Shares, including brokerage commissions imposed by brokers and bid/ask spreads, frequent trading of Shares may significantly reduce investment results and an investment in Shares may not be advisable for investors who anticipate regularly making small investments.
◦Shares May Trade at Prices Other Than NAV. As with all ETFs, Shares may be bought and sold in the secondary market at market prices. Although it is expected that the market price of Shares will approximate the Fund’s NAV, there may be times when the market price of Shares is more than the NAV intra-day (premium) or less than the NAV intra-day (discount) due to supply and demand of Shares or during periods of market volatility. This risk is heightened in times of market volatility, periods of steep market declines, and periods when there is limited trading activity for Shares in the secondary market, in which case such premiums or discounts may be significant. Because securities held by the Fund may trade on foreign exchanges that are closed when the Fund’s primary listing exchange is open, there are likely to be deviations between the current price of a security and the security’s last quoted price from the closed foreign market. This may result in premiums and discounts that are greater than those experienced by domestic ETFs.
◦Trading. Although Shares are listed for trading on the Nasdaq Stock Market, LLC (the “Exchange”) and may be traded on U.S. exchanges other than the Exchange, there can be no assurance that Shares will trade with any volume, or at all, on any stock exchange. In stressed market conditions, the liquidity of Shares may begin to mirror the liquidity of the Fund’s underlying portfolio holdings, which can be significantly less liquid than Shares.
•Foreign Securities Risk. Investments in non-U.S. securities involve certain risks that may not be present with investments in U.S. securities. For example, investments in non-U.S. securities may be subject to risk of loss due to foreign currency fluctuations, the imposition of tariffs, or to political or economic instability. There may be less information publicly available about a non-U.S. issuer than a U.S. issuer. Investments in non-U.S. securities also may be subject to withholding or other taxes. These and other factors can make investments in the Fund more volatile and potentially less liquid than other types of investments.
•Index Methodology Risk. The Index may not include all Connective Technology Companies around the globe because the Index includes only those companies meeting the Index criteria. For example, companies that would otherwise be included in the Index might be excluded from the Index if they omit discussion of their development of 5G or 6G networks and other connective technologies from descriptions of their business in regulatory filings, analyst reports, and industry-specific trade publications screened by the Index Provider or otherwise keep such work hidden from public (and the Index Provider’s) view.
•Index Provider Risk. There is no assurance that the Index Provider, or any agents that act on its behalf, will compile the Index accurately, or that the Index will be determined, maintained, constructed, reconstituted, rebalanced, composed, calculated or disseminated accurately. The Adviser relies upon the Index Provider and its agents to compile, determine, maintain, construct, reconstitute, rebalance, compose, calculate (or arrange for an agent to calculate), and disseminate the Index accurately. Any losses or costs associated with errors made by the Index Provider or its agents generally will be borne by the Fund and its shareholders.
•IPO Risk. The Fund may invest in securities offered in an IPO or in companies that have recently completed an IPO. IPO shares are often subject to extreme price volatility and speculative trading due to factors such as the absence of a prior public market, unseasoned trading, the small number of shares available for trading and limited information about the issuer’s business model, quality of management, earnings growth potential, and other criteria used to evaluate its investment prospects. Such stocks may have exhibited price appreciation in connection with the IPO that is not sustained, and it is not uncommon for stocks to decline in value in the period following the IPO. The purchase of IPO shares may involve high transaction costs, and the Fund may lose money on an investment in such securities. In addition, IPOs share similar illiquidity risks of private equity and venture capital.
•Market Capitalization Risk
◦Large-Capitalization Investing. The securities of large-capitalization companies may be relatively mature compared to smaller companies and therefore subject to slower growth during times of economic expansion. Large-capitalization companies may also be unable to respond quickly to new competitive challenges, such as changes in technology and consumer tastes.
◦Mid-Capitalization Investing. The securities of mid-capitalization companies may be more vulnerable to adverse issuer, market, political, or economic developments than securities of large-capitalization companies, but they may also be subject to slower growth than small-capitalization companies during times of economic expansion. The securities of mid-capitalization companies generally trade in lower volumes and are subject to greater and more unpredictable price changes than large capitalization stocks or the stock market as a whole.
◦Small-Capitalization Investing. The securities of small-capitalization companies may be more vulnerable to adverse issuer, market, political, or economic developments than securities of large- or mid-capitalization companies. The securities of small-capitalization companies generally trade in lower volumes and are subject to greater and more unpredictable price changes than large- or mid-capitalization stocks or the stock market as a whole. There is typically less publicly available information concerning smaller-capitalization companies than for larger, more established companies.
•Passive Investment Risk. The Fund is not actively managed, and its sub-adviser would not sell shares of an equity security due to current or projected underperformance of a security, industry, or sector, unless that security is removed from the Index or the selling of shares of that security is otherwise required upon a reconstitution or rebalancing of the Index in accordance with the Index methodology.
•REIT Investment Risk. Investments in REITs involve unique risks. REITs may have limited financial resources, may trade less frequently and in limited volume, and may be more volatile than other securities. REITs may be affected by changes in the value of their underlying properties or mortgages or by defaults by their borrowers or tenants. Furthermore, these entities depend upon specialized management skills, have limited diversification and are, therefore, subject to risks inherent in financing a limited number of projects. In addition, the performance of a U.S. REIT may be affected by changes in the tax laws or by its failure to qualify for tax-free pass-through of income.
•Sector Risk. To the extent the Fund invests more heavily in particular sectors of the economy, its performance will be especially sensitive to developments that significantly affect those sectors.
◦Communications Services Sector Risk. The Fund is generally expected to invest significantly in companies in the communications services sector, including those in the communications equipment industry, and therefore the performance of the Fund could be negatively impacted by events affecting this sector. Communications services companies are subject to extensive government regulation. The costs of complying with governmental regulations, delays or failure to receive required regulatory approvals, or the enactment of new adverse regulatory requirements may adversely affect the business of such companies. Companies in the communications services sector can also be significantly affected by intense competition, including competition with alternative technologies such as wireless communications (including with 5G, 6G, and other connective technologies), product compatibility, consumer preferences, rapid product obsolescence, and research and development of new products. Technological innovations may make the products and services of such companies obsolete.
◦Information Technology Sector Risk. The Fund is generally expected to invest significantly in companies in the information technology sector, including the semiconductor and software industries, and therefore the performance of the Fund could be negatively impacted by events affecting this sector. Market or economic factors impacting information technology companies and companies that rely heavily on technological advances could have a significant effect on the value of the Fund’s investments. The value of stocks of information technology companies and companies that rely heavily on technology is particularly vulnerable to rapid changes in technology product cycles, rapid product obsolescence, government regulation and competition, both domestically and internationally, including competition from foreign competitors with lower production costs. Companies in the software industry are subject to significant competitive pressures, such as aggressive pricing, new market entrants, competition for market share, short product cycles due to an accelerated rate of technological developments and the potential for limited earnings and/or falling profit margins. While semiconductor companies are also subject to significant competition and pricing pressure, semiconductor companies may be significantly impacted by changing demand, research and development costs, and the availability and price of components. Stocks of information technology companies and companies that rely heavily on technology, especially those of smaller, less-seasoned companies, tend to be more volatile than the overall market. Information technology companies are heavily dependent on patent and intellectual property rights, the loss or impairment of which may adversely affect profitability. Information technology companies and companies that rely heavily on technology may also be prone to operational and information security risks resulting from cyber-attacks and/or technological malfunctions.
•Securities Lending Risk. There are certain risks associated with securities lending, including the risk that the borrower may fail to return the securities on a timely basis or even the loss of rights in the collateral deposited by the borrower, if the borrower should fail financially. The Fund could also lose money in the event of a decline in the value of collateral provided for loaned securities or a decline in the value of any investments made with cash collateral. As a result, the Fund may lose money.
•Tracking Error Risk. As with all index funds, the performance of the Fund and its Index may differ from each other for a variety of reasons. For example, the Fund incurs operating expenses and portfolio transaction costs not incurred by the Index. In addition, the Fund may not be fully invested in the securities of the Index at all times or may hold securities not included in the Index.
Performance
The following performance information indicates some of the risks of investing in the Fund. The bar chart shows the Fund’s performance for the most recent calendar year ended December 31. The table illustrates how the Fund’s average annual returns for the 1-year, 5-year, and since inception periods compare with those of a broad measure of market performance and the Index. The Fund’s past performance, before and after taxes, does not necessarily indicate how it will perform in the future. Updated performance information is available on the Fund’s website at www.defianceetfs.com.

On September 23, 2024, the Index’s name and methodology and the Fund’s name, investment objective, and principal investment strategies changed. Therefore, the performance and average annual total returns shown for periods prior to September 23, 2024 may have differed had the Index’s current methodology and the Fund’s current investment strategies been in effect during those periods.
Calendar Year Total Returns
During the period of time shown in the bar chart, the highest quarterly return was 25.18% for the quarter ended June 30, 2020, and the lowest quarterly return was -16.38% for the quarter ended March 31, 2020.
Average Annual Total Returns
(For the Periods ended December 31, 2025)

Defiance Connective Technologies ETF[1]	1 Year	5 Years	Since Inception (3/4/2019)
Return Before Taxes	34.76%	15.03%	16.04%
Return After Taxes on Distributions	34.55%	14.72%	15.73%
Return After Taxes on Distributions and Sale of Shares	20.69%	12.02%	13.14%
BlueStar® Connective Technologies Index[1,2] (reflects no deduction for fees, expenses, or taxes)	35.28%	15.20%	16.27%
S&P 500® TR Index (reflects no deduction for fees, expenses, or taxes)	17.88%	14.42%	15.85%
1 Effective June 29, 2026, the Fund’s investment objective changed to track the performance, before fees and expenses, of the BlueStar® Space and Connective Technologies Index. Effective September 23, 2024, the Fund’s investment objective changed to track the performance, before fees and expenses, of the BlueStar® Connective Technologies Index. Prior to September 23, 2024, the Fund’s investment objective was to track the total return performance, before fees and expenses, of the BlueStar 5G Communications Index. Performance shown for periods prior to September 23, 2024, is that of the BlueStar 5G Communications Index.
2 Performance shown for periods prior to September 23, 2024, is that of the BlueStar 5G Communications Index.
After-tax returns are calculated using the historical highest individual federal marginal income tax rates during the period covered by the table above and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their Shares through tax-deferred arrangements such as an individual retirement account (“IRA”) or other tax-advantaged accounts.
Portfolio Management

Adviser	Defiance ETFs, LLC
Sub-Adviser	Penserra Capital Management LLC (“Penserra” or the “Sub-Adviser”)
Portfolio Managers	Dustin Lewellyn, CFA, Managing Director of Penserra, and Ernesto Tong, CFA, Managing Director of Penserra, have been portfolio managers of the Fund since its inception in March 2019. Christine Johanson, CFA, Director and Senior Portfolio Manager of Penserra, has been a portfolio manager of the Fund since August 2024.
Purchase and Sale of Shares
Shares are listed on the Exchange, and individual Shares may only be bought and sold in the secondary market through brokers at market prices, rather than NAV. Because Shares trade at market prices rather than NAV, Shares may trade at a price greater than NAV (premium) or less than NAV (discount).

The Fund issues and redeems Shares at NAV only in large blocks known as “Creation Units,” which only APs (typically, broker-dealers) may purchase or redeem. The Fund generally issues and redeems Creation Units in exchange for a portfolio of securities and/or a designated amount of U.S. cash.
Investors may incur costs attributable to the difference between the highest price a buyer is willing to pay to purchase Shares (bid) and the lowest price a seller is willing to accept for Shares (ask) when buying or selling Shares in the secondary market (the “bid-ask spread”). Recent information about the Fund, including its NAV, market price, premiums and discounts, and bid-ask spreads is available on the Fund’s website at www.defianceetfs.com.
Tax Information
Fund distributions are generally taxable as ordinary income, qualified dividend income, or capital gains (or a combination), unless your investment is in an IRA or other tax-advantaged account. Distributions on investments made through tax-deferred arrangements may be taxed later upon withdrawal of assets from those accounts.
Financial Intermediary Compensation
If you purchase Shares through a broker-dealer or other financial intermediary (such as a bank) (an “Intermediary”), the Adviser or its affiliates may pay Intermediaries for certain activities related to the Fund, including participation in activities that are designed to make Intermediaries more knowledgeable about exchange traded products, including the Fund, or for other activities, such as marketing, educational training or other initiatives related to the sale or promotion of Shares. These payments may create a conflict of interest by influencing the Intermediary and your salesperson to recommend the Fund over another investment. Any such arrangements do not result in increased Fund expenses. Ask your salesperson or visit the Intermediary’s website for more information.